UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )
Filed by the Registrant [X]        Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to §240 Rule 14a-12
HESKA CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[_] Fee paid previously with preliminary materials:
[_] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Online

Go to **www.investorvote.com/HSKA** or scan the QR code — login details are located in the shaded bar below.

Heska Corporation Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Heska Corporation Stockholder Meeting to be Held on May 4, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at:

www.investorvote.com/HSKA

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/HSKA.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 20, 2022 to facilitate timely delivery.

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Heska Corporation Stockholder Meeting Notice

The 2022 Annual Meeting of Stockholders of Heska Corporation will be held on Wednesday, May 4, 2022 at 9:00 AM MDT virtually via the internet at https://meetnow.global/M7WVHGD. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The Board of Directors recommends a vote "FOR" the listed nominees:

1. Election of Directors:
   01 – Robert L. Antin
   02 - Stephen L. Davis
   03 - Mark F. Furlong
   04 - Joachim A. Hasenmaier
   05 - Scott W. Humphrey
   06 - Sharon J. Maples
   07 - David E. Sveen
   08 - Kevin S. Wilson

The Board of Directors recommends a vote "FOR" for each of the following:

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
3. To amend the Heska Corporation Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 100,000 shares.
4. To approve our executive compensation in a non-binding advisory vote.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/HSKA.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Heska Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 20, 2022.